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                                                            EXHIBIT 99


                   [LETTERHEAD OF ERNST & YOUNG APPEARS HERE]



December 18, 1996


Mr. Wallace A. Cataldo
Chief Financial Officer
Keane, Inc.
10 City Square
Charlestown, MA  02129


Dear Mr. Cataldo:

This is to confirm that the client-auditor relationship between Keane, Inc. (Commission File Number 1-7516) and Ernst & Young LLP has ceased.

                                              Very truly yours,

                                              /s/ Ernst & Young LLP



cc:       Office of the Chief Accountant
          SECPS letter File
          Securities and Exchange Commission
          Mail Stop 11-3
          450 Fifth Street, N.W.
          Washington, D.C.  20549